UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2010

GRAN TIERRA ENERGY INC.

(Exact name of Registrant as specified in its charter)

Nevada	98-0479924
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Commission file number:  000-52594

300, 611 - 10th Avenue S.W.
Calgary, Alberta, Canada T2R 0B2
 (Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (403) 265-3221

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On January 19, 2010, Gran Tierra Energy Inc. updated its investor slide presentation with respect to Gran Tierra Energy’s 2010 drilling program by updating Gran Tierra Energy management’s estimate (excluding Argentina) of Gran Tierra Energy’s net risked prospective resource potential.  The updated amounts are 23 MMBO for Colombia, and 146 MMBO for Peru.  “Net risked prospective resource potential” is calculated as follows:  "Net" is " Gran Tierra Energy’s working interest," "risked" is the "geologic chance of success," and "prospective resource" is the "potential reserves" (potential reserves are determined probabilistically, with the mean of the distribution of potential reserve outcomes of each prospect used to characterize the potential of that prospect); Gran Tierra Energy multiplies these three numbers for each prospect, then adds them together to get the total.  “MMBO” means millions of barrels of oil.

Cautionary Statement:  Management’s estimate of Gran Tierra Energy’s net risked prospective resource potential (excluding Argentina) are forward looking statements or financial outlook (collectively, “forward-looking statements”) under the meaning of applicable securities laws, including Canadian Securities Administrators’ National Instrument 51-102 Continuous Disclosure Obligations and the United States Private Securities Litigation Reform Act of 1995.  These estimates are subject to risks, uncertainties and other factors that could cause actual results or outcomes to differ materially from those contemplated by these estimates, including, among others, that the factors upon which Gran Tierra Energy based these estimates, especially the “risked” portion of the estimates, although made in good faith, may not, with the passage of time and as additional facts become known, ultimately be determined to be valid.  Further information on potential factors that could affect Gran Tierra Energy are included in risks detailed from time to time in Gran Tierra Energy's Securities and Exchange Commission filings, including, without limitation, under the caption “Risk Factors” in Gran Tierra Energy's Quarterly Report on Form 10-Q filed November 5, 2009. These filings are available on a Web site maintained by the Securities and Exchange Commission at http://www.sec.gov and on SEDAR at www.sedar.com.  The forward-looking statements contained herein are expressly qualified in their entirety by this cautionary statement. The forward-looking statements are made as of the date of this filing and Gran Tierra Energy disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as expressly required by applicable securities legislation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 19, 2010	GRAN TIERRA ENERGY INC

	By:	/s/ Shane O’Leary
Shane O’Leary
Chief Operating Officer